Exhibit 99.1
ANNEX A

 The Trust Student Loan Pool as of October 31, 2015

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor's or the Student Loan Marketing Association's prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2015, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,714,482 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$703,234,795
Aggregate Outstanding Principal Balance – Treasury Bill	$94,271,636
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.41%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$608,963,159
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.59%
Number of Borrowers	19,307
Average Outstanding Principal Balance Per Borrower	$36,424
Number of Loans	33,297
Average Outstanding Principal Balance Per Loan – Treasury Bill	$28,611
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,297
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	7.32%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See "Special Allowance Payments" in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	2	78,449	*
3.51% to 4.00%	2	54,557	*
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	21	162,467	*
5.01% to 5.50%	509	7,078,223	1.0
5.51% to 6.00%	2,980	45,646,582	6.5
6.01% to 6.50%	6,249	107,406,217	15.3
6.51% to 7.00%	9,892	183,423,140	26.1
7.01% to 7.50%	1,916	41,994,981	6.0
7.51% to 8.00%	4,463	114,962,182	16.3
8.01% to 8.50%	6,172	162,410,268	23.1
Equal to or greater than 8.51%	1,091	40,017,729	5.7

Total	33,297	$703,234,795	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – Sallie Mae's Student Loan Financing Business" in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,317	$5,412,046	0.8%
$ 5,000.00-$ 9,999.99	2,310	17,942,768	2.6
$10,000.00-$14,999.99	2,470	30,690,184	4.4
$15,000.00-$19,999.99	1,799	31,058,790	4.4
$20,000.00-$24,999.99	1,481	33,359,300	4.7
$25,000.00-$29,999.99	1,289	35,353,066	5.0
$30,000.00-$34,999.99	1,077	34,890,224	5.0
$35,000.00-$39,999.99	858	32,068,574	4.6
$40,000.00-$44,999.99	687	29,198,969	4.2
$45,000.00-$49,999.99	641	30,374,080	4.3
$50,000.00-$54,999.99	518	27,177,571	3.9
$55,000.00-$59,999.99	473	27,228,143	3.9
$60,000.00-$64,999.99	400	25,014,043	3.6
$65,000.00-$69,999.99	337	22,743,718	3.2
$70,000.00-$74,999.99	300	21,713,015	3.1
$75,000.00-$79,999.99	253	19,573,228	2.8
$80,000.00-$84,999.99	241	19,900,686	2.8
$85,000.00-$89,999.99	208	18,166,006	2.6
$90,000.00-$94,999.99	151	13,933,742	2.0
$95,000.00-$99,999.99	157	15,335,495	2.2
$100,000.00 and above	1,340	212,101,149	30.2

Total	19,307	$703,234,795	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	30,917	$628,950,936	89.4%
31-60 days	836	23,731,654	3.4
61-90 days	457	16,484,568	2.3
91-120 days	229	6,745,600	1.0
121-150 days	156	5,501,066	0.8
151-180 days	161	5,911,750	0.8
181-210 days	117	3,335,836	0.5
Greater than 210 days	424	12,573,385	1.8

Total	33,297	$703,234,795	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	61	$28,076	*
4 to 12	439	395,126	0.1%
13 to 24	1,530	2,698,294	0.4
25 to 36	913	3,403,012	0.5
37 to 48	887	4,886,382	0.7
49 to 60	1,255	7,869,649	1.1
61 to 72	1,884	13,909,010	2.0
73 to 84	3,628	26,486,486	3.8
85 to 96	1,710	16,676,997	2.4
97 to 108	1,389	15,441,423	2.2
109 to 120	1,450	22,014,948	3.1
121 to 132	2,559	60,110,440	8.5
133 to 144	3,270	72,063,833	10.2
145 to 156	1,731	45,452,722	6.5
157 to 168	1,312	39,932,863	5.7
169 to 180	1,284	36,629,872	5.2
181 to 192	1,293	39,076,162	5.6
193 to 204	1,793	53,988,789	7.7
205 to 216	911	31,599,586	4.5
217 to 228	733	26,912,965	3.8
229 to 240	693	29,158,331	4.1
241 to 252	579	25,052,630	3.6
253 to 264	500	26,043,389	3.7
265 to 276	355	18,171,908	2.6
277 to 288	299	16,876,705	2.4
289 to 300	247	15,286,597	2.2
301 to 312	182	13,524,446	1.9
313 to 324	63	4,104,985	0.6
325 to 336	55	4,761,432	0.7
337 to 348	66	5,656,629	0.8
349 to 360	120	14,051,294	2.0
361 and above	106	10,969,813	1.6

Total	33,297	$703,234,795	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,694	$47,206,711	6.7%
Forbearance	2,198	72,189,258	10.3
Repayment
First year in repayment	534	28,791,154	4.1
Second year in repayment	557	27,839,945	4.0
Third year in repayment	606	27,554,255	3.9
More than 3 years in repayment	27,708	499,653,471	71.1

Total	33,297	$703,234,795	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 104.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.4	-	219.1
Forbearance	-	5.8	217.0
Repayment	-	-	175.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $47,206,711 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $24,684,784 or approximately 52.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	388	$9,335,231	1.3%
Alaska	60	885,058	0.1
Arizona	726	16,156,311	2.3
Arkansas	389	6,966,975	1.0
California	3,846	92,644,705	13.2
Colorado	744	14,216,733	2.0
Connecticut	257	4,978,778	0.7
Delaware	78	1,653,915	0.2
District of Columbia	137	3,499,518	0.5
Florida	1,743	42,730,506	6.1
Georgia	1,255	30,482,652	4.3
Hawaii	114	2,091,815	0.3
Idaho	192	3,864,321	0.5
Illinois	1,626	29,345,649	4.2
Indiana	475	8,073,293	1.1
Iowa	261	4,130,784	0.6
Kansas	804	14,309,537	2.0
Kentucky	263	5,228,766	0.7
Louisiana	1,205	26,613,779	3.8
Maine	99	1,838,623	0.3
Maryland	644	15,795,378	2.2
Massachusetts	506	10,425,121	1.5
Michigan	1,128	25,788,633	3.7
Minnesota	895	14,334,121	2.0
Mississippi	457	9,038,933	1.3
Missouri	1,040	20,931,442	3.0
Montana	93	1,749,401	0.2
Nebraska	141	2,806,533	0.4
Nevada	278	5,932,716	0.8
New Hampshire	100	1,653,080	0.2
New Jersey	507	11,851,662	1.7
New Mexico	131	3,336,986	0.5
New York	1,297	28,423,205	4.0
North Carolina	563	12,377,085	1.8
North Dakota	33	310,718	*
Ohio	194	3,502,064	0.5
Oklahoma	912	17,465,974	2.5
Oregon	812	18,065,422	2.6
Pennsylvania	752	14,327,921	2.0
Rhode Island	38	970,994	0.1
South Carolina	289	6,619,336	0.9
South Dakota	51	843,258	0.1
Tennessee	777	16,200,908	2.3
Texas	3,371	69,372,777	9.9
Utah	151	2,962,998	0.4
Vermont	22	633,624	0.1
Virginia	739	14,815,461	2.1
Washington	1,516	28,899,378	4.1
West Virginia	90	1,744,252	0.2
Wisconsin	747	14,996,540	2.1
Wyoming	52	940,606	0.1
Other	309	7,071,317	1.0

Total	33,297	$703,234,795	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower's income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,601	$260,550,612	37.1%
Other Repayment Options(1)	17,696	442,684,183	62.9

Total	33,297	$703,234,795	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 871 loans with an aggregate outstanding principal balance of $37,439,298 currently in an interest-only period.  These interest-only loans represent approximately 5.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	16,507	$313,800,984	44.6%
Unsubsidized	16,790	389,433,811	55.4

Total	33,297	$703,234,795	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	125	$3,055,532	0.4%
October 1, 1993 through June 30, 2006	33,172	700,179,263	99.6
July 1, 2006 and later	0	0	0.0

Total	33,297	$703,234,795	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,199	$30,209,480	4.3%
College Assist	104	1,986,858	0.3
Educational Credit Management Corporation	1,010	25,820,979	3.7
Great Lakes Higher Education Corporation	1,143	26,134,800	3.7
Illinois Student Assistance Commission	1,510	26,712,554	3.8
Kentucky Higher Education Assistance Authority	158	2,978,706	0.4
Louisiana Office Of Student Financial Assistance	498	8,584,314	1.2
Michigan Guaranty Agency	724	15,032,370	2.1
Montana Guaranteed Student Loan Program	8	80,400	*
New Jersey Higher Education Student Assistance Authority	337	6,870,158	1.0
New York State Higher Education Services Corporation	1,800	37,186,241	5.3
Northwest Education Loan Association	1,282	23,013,117	3.3
Oklahoma Guaranteed Student Loan Program	988	17,985,104	2.6
Pennsylvania Higher Education Assistance Agency	3,314	68,707,921	9.8
Tennessee Student Assistance Corporation	577	10,477,487	1.5
Texas Guaranteed Student Loan Corporation	2,987	60,232,840	8.6
United Student Aid Funds, Inc.	14,658	341,221,466	48.5

Total	33,297	$703,234,795	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. ("USA Funds") was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended ("the Act") in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the "Federal Reinsurance Agreements") with the U.S. Secretary of Education (the "Secretary"). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a "guaranty agency" as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency's continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds'
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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the "1998 Reauthorization Law") reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds' "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds' "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

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USA Funds' "loss rate" represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the "loss rate" was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds' "claims rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds' existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "claims rate" was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-1